UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2024

Archer Aviation Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39668	85-2730902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 W. Tasman Drive
San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 650-272-3233
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ACHR	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ACHR WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Archer Aviation Inc. (the “Company”) entered into a memorandum of understanding effective November 1, 2024 with FCA US LLC, a wholly owned subsidiary of Stellantis N.V. (“Stellantis”), containing more detailed terms regarding the Company’s previously announced agreement in principle on the Company’s planned contract manufacturing relationship with Stellantis (the “MOU”). Pursuant to the MOU, a newly formed subsidiary of Stellantis (“Stellantis Newco”) intends to commit up to approximately $400.0 million to help scale the manufacturing of the Company’s Midnight aircraft up to 650 aircraft annually by 2030, including approximately $372.0 million in manufacturing labor and up to approximately $20.0 million in initial incremental manufacturing capital expenditures. Pursuant to the MOU, the Company will enter into a forward issuance agreement (the “Stellantis Forward Issuance Agreement”) pursuant to which the Company plans to issue to Stellantis Newco shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), from time to time (i.e., quarterly and/or annually), with the number of such shares of Class A Common Stock to be based on the labor, capital expenditures and certain other costs incurred by Stellantis in connection with the contract manufacturing relationship in such applicable period divided by 90% of the volume weighted average price of the Class A Common Stock over the applicable period. The Company also intends to enter into a performance warrant (the “Stellantis Manufacturing Performance Warrant Agreement”), pursuant to which Stellantis Newco would be entitled to purchase up to 10,494,377 shares of Class A Common Stock at an exercise price of $0.01 per share (the “Stellantis Manufacturing Performance Warrant”). The Stellantis Manufacturing Performance Warrant would become vested and exercisable in tranches upon the achievement of various contract manufacturing related performance-based milestones pursuant to to the planned contract manufacturing relationship between the Company and Stellantis. The MOU also provides that the Company may enter into two additional warrants with Stellantis if the parties are able to reach a definitive agreement on the terms of certain additional strategic agreements related to the strategic relationship between the parties pursuant to which, if such warrants are issued, Stellantis would be entitled to purchase up to an additional 5,000,000 shares of Class A Common Stock at an exercise price of $0.01 per share (the “Potential Additional Stellantis Warrants”, and collectively referred to herein with the Stellantis Manufacturing Performance Warrant as the “Stellantis Warrants”).

Stellantis and its affiliates will be restricted from transferring or entering into an agreement that transfers the economic consequences of ownership of any shares of Class A Common Stock, any shares of Class A Common Stock issuable pursuant to the Stellantis Forward Issuance Agreement, the Stellantis Warrants or any shares of Class A Common Stock issuable upon exercise of such warrants commencing on the date the Stellantis Forward Issuance Agreement is executed and ending on the earlier of (i) December 31, 2027 and (ii) a Change in Control, the entry into a definitive agreement for a transaction that, if consummated, would result in a Change in Control or the announcement by a third party to commence a tender or exchange offer that if consummated would result in a Change in Control.

The Company intends to seek approval from the Company’s stockholders of the issuance of shares of Class A Common Stock pursuant to the Stellantis Forward Issuance Agreement and the Stellantis Warrants contemplated by the MOU (the “Stockholder Approval”).

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the results of the Stockholder Approval, the ability of Stellantis and the Company to enter into definitive agreements relating to the contract manufacturing relationship, including the contract manufacturing agreement, the Stellantis Forward Issuance Agreement, the Stellantis Manufacturing Performance Warrants Agreement and any agreements relating to the Potential Additional Stellantis Warrants (the “Definitive CMA Agreements”), and the terms of any such agreements, and other statements that are not historical facts. These statements are based on the current expectations of management of and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These statements are subject to a number of risks and uncertainties regarding the business of the Company and actual results may differ materially. These risks and uncertainties include, but are not limited to, the Company’s ability to obtain expected or required certifications, licenses, approvals, and authorizations from transportation authorities; regulatory risks related to evolving laws and regulations in the Company’s industries; the inability of the Company to obtain Stockholder Approval for the issuances to Stellantis described herein; the inability of the Company to enter into the Definitive CMA Agreements on the expected terms, or at all; and those factors discussed in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2023, under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER AVIATION INC.
Date: November 4, 2024
	By:	/s/ Eric Lentell
	Name:	Eric Lentell
	Title:	General Counsel and Secretary